Annual Business Briefing December 12, 2006

Welcome & Logistics Graeme Bell Investor Relations

Forward-Looking Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Merck's business, particularly those mentioned in the cautionary statements in Item 1 of Merck's Form 10-K for the year ended December 31, 2005, and in its periodic reports on Form 10-Q and Form 8-K, which the company incorporates by reference.

No Duty to Update The information contained in the presentation set forth below was current as of December 12, 2006. While this presentation remains on the company's website the company assumes no duty to update the information to reflect subsequent developments. Consequently, the company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 12, 2006.

Executing on Our Strategy Richard T. Clark Chief Executive Officer and President

Merck's Plan to Win: Preparing for Our Future Success ESTABLISH AN INDUSTRY LEADING COMMERCIAL MODEL OPTIMIZE PORTFOLIO VALUE AND LIFECYCLE MANAGEMENT DELIVER INNOVATIVE AND DIFFERENTIATED PRODUCTS CREATE A LEAN AND FLEXIBLE BUSINESS MODEL BECOME THE MOST TRUSTED INDUSTRY LEADER IN DELIVERING VALUE TO CUSTOMERS CREATE A HIGH PERFORMANCE ORGANIZATION

Building Momentum in 2006 Launched five novel vaccines and medicines in areas such as cancer prevention and diabetes Advanced promising products in our pipeline at every phase of development Achieved impressive sales growth in products such as SINGULAIR and VYTORIN Continued executing on our strategy to fundamentally transform the way we discover, develop, manufacture and commercialize our medicines and vaccines Built momentum toward our goal of generating top-line growth and double-digit earnings growth by 2010, excluding one time items

Building Momentum in 2006: Launched Five Novel Products

Building Momentum in 2006: GARDASIL is Making a Major Contribution to Women's Health

Building Momentum in 2006: Early Success in Executing on Our Strategy Executing in the Marketplace Launching 5 new products with no increase in sales force by redirecting sales representatives to new vaccines Pursuing more efficient and effective ways of reaching our customers Advancing the Product Pipeline Using new technologies to increase the probability of success Reducing cycle times in every phase of development

Building Momentum in 2006: Early Success in Executing on Our Strategy Operating a Lean and Flexible Business Achieved $1 billion of the $1.2 billion in Company-wide procurement savings committed to by 2008 Eliminated 3,900 of the 7,000 positions committed to by 2008 Closed or sold 3 manufacturing facilities, with 2 more in process Achieved $600 million reduction in inventory since 2003, including $100 million in 2006 Deploying Lean/Six Sigma principles Company-wide Implemented new product supply process that bridges R&D and manufacturing to optimize speed and reduce cost at launch Together, these changes will help us achieve our $4.5 to $5.0 billion long-term savings goal through 2010

Our Goal is to Make Merck the Most Trusted Leader in the Pharmaceutical Industry in Delivering Value to Customers Discovering and developing products that are truly differentiated and provide real value to patients Redefining R&D success by looking to customers and scientific leaders early and often in product lifecycle Developing new ways to get information to our customers about our products and the value they provide Ensuring the environment supports patient access and the ability to discover, develop and bring innovative products to market

DISCOVERY PATENT EXPIRATION PRODUCT LIFECYCLE Prioritize disease areas based on scientific opportunity and customer value Balance risk/return through strategic resource allocation across therapeutic areas and geographies Align R&D and commercial to ensure customer needs drive key decisions Manage therapeutic areas by global franchises Our New Business Model is Built to Optimize Portfolio Value and End-to-End Lifecycle Management

Our New R&D Processes are Bringing Innovative and Differentiated Products to Market Faster and More Efficiently Decrease Cycle Time Exceeded prior cycle time reduction goal by achieving over 10 months reduction by the end of 2006; on track for 12 months reduction by the end of 2007 Accelerated development and launch of JANUVIA by 4 years Increase Pipeline Productivity Five FDA approvals in 2006 Three 2006 submissions in FDA review; anticipate three FDA submissions in 2007 Two additional programs currently in phase III; anticipate two additional phase III programs by mid-2007 Engaged in 35 external research partnerships in 2006

Our New Commercial Model is Designed to be More Cost-effective and Responsive to Customers' Needs Global best practices with regional execution Position Merck as valuable source of information to providers, patients, and payers Invest to support programs that provide highest value to health providers Leverage new channels and technology for more efficient and effective sales and marketing

We are on Track to Achieve our Goal of Pharmaceutical Industry Leadership Building on the success of 2006, ongoing execution of our strategy will fuel future growth Mobilizing a high performing organization accountable to customer needs Delivering high value products and information to patients, payers and providers Investing in priority therapeutic areas that will drive growth Reducing our cost structure

Research Overview Peter S. Kim President, Merck Research Laboratories

Outline Late Stage Pipeline Review Merck Research: Improving Drug Discovery Pipeline Overview

Key Late Stage Development Highlights Five FDA approvals in 2006 Three 2006 submissions under FDA review Anticipate three submissions in 2007 Two additional programs currently in Phase III Anticipate two additional Phase III programs by mid-2007

Merck's Late-Stage Development Pipeline December 12, 2006 MK-0518 HIV GABOXADOL Insomnia MK-0524A Atherosclerosis ROTATEQ Infant Gastroenteritis ZOSTAVAX Shingles GARDASIL Cervical Cancer ZOLINZA Cancer, CTCL JANUVIA (MK-0431) Diabetes JANUMET (MK-0431A) Diabetes MK-0517 CINV ARCOXIA Arthritis (Response to Approvable) MK-0524B Atherosclerosis MK-0364 Obesity MK-0974* Migraine MK-0822* Osteoporosis 2006 Approvals 2006 Under Review 2007 Phase III 2007 Anticipated Filings * Anticipated

GARDASIL: Selected Ongoing Clinical Programs Efficacy study in mid-adult women Anticipate FDA submission 4Q07 Efficacy program in males Anticipate FDA submission 2008 Cross-protection studies Concomitant use studies with other adolescent vaccines

ZOLINZA (Vorinostat): Selected Ongoing Studies Focused Merck Phase I/II clinical studies Hematological malignancies: acute myelogenous leukemia, myelodysplasia, multiple myeloma Solid tumors: non-small cell lung cancer, mesothelioma Broad evaluation of ZOLINZA underway through investigator initiated Phase I/II clinical studies Solid Tumors: kidney, lung, colon, prostate, brain, bladder, melanoma Hematological malignancies: leukemia, myelodysplasia, lymphoma

JANUVIA: Selected Ongoing Clinical Programs Add-on and combination programs Add-on to insulin Add-on to metformin/PPAR agonist combination Add-on to pioglitazone Combination with pioglitazone

JANUVIA (Dipeptidyl Peptidase-4 Inhibitor): Markers of Improved ^-cell Function Aschner, P. et al., American Diabetes Association, June 2006 * p-value for change from baseline compared to placebo 0 wk 24 wk Placebo 0 wk 24 wk JANUVIA 100mg Proinsulin/insulin ratio p< 0.001* 0 wk 24 wk Placebo Ratio (pmol/L / pmol/L) 0 wk 24 wk JANUVIA 100mg 0.3 0.35 0.4 0.45 0.5 0.55 HOMA-^ (Homeostasis model assessment for beta-cell function) p< 0.001* mU/mmol 30 35 40 45 50 55 60 65 70 75 80

JANUVIA: Preclinical Studies Did Not Demonstrate Dermatologic Toxicity Reported with Other DPP-4 Inhibitors November, 2005: FDA requested that Merck conduct 3-month toxicity studies in monkeys with sitagliptin (JANUVIA) FDA had reports of dermatological toxicity with other DPP-4 inhibitors in development Merck's 3-month preclinical studies in monkeys No treatment related skin lesions were observed with JANUVIA Up to >40-fold maximum concentration of highest human dose (Cmax) >90% inhibition of DPP-4 enzyme sustained throughout dosing interval In contrast, results with a non-selective DPP-4 inhibitor (with activity against DPP-4, DPP-8, and DPP-9) showed treatment-related skin lesions at all doses studied Conclusion: necrotic skin lesions reported in preclinical studies with other DPP-4 inhibitors are highly unlikely to be a class effect of inhibition of the target DPP-4 enzyme, but rather off-target activity These studies were reviewed by FDA prior to approval of JANUVIA No labeling implications for JANUVIA

Merck's Late-Stage Development Pipeline December 12, 2006 MK-0518 HIV GABOXADOL Insomnia MK-0524A Atherosclerosis ROTATEQ Infant Gastroenteritis ZOSTAVAX Shingles GARDASIL Cervical Cancer ZOLINZA Cancer, CTCL JANUVIA (MK-0431) Diabetes JANUMET (MK-0431A) Diabetes MK-0517 CINV ARCOXIA Arthritis (Response to Approvable) MK-0524B Atherosclerosis MK-0364 Obesity MK-0974* Migraine MK-0822* Osteoporosis 2006 Approvals 2006 Under Review 2007 Phase III 2007 Anticipated Filings * Anticipated

JANUMET (MK-0431A): MK-0431 Combination with Metformin JANUMET Product Profile MK-0431 (JANUVIA) + metformin combination Filed as fixed dose combination with FDA 2Q06 FDA action anticipated 1Q07 Clinical Study Results JANUVIA added to ongoing metformin therapy in patients with inadequate glycemic control Improved glycemic control over 1 year Low incidence of hypoglycemia that was similar to placebo No increase in the incidence of common GI side effects associated with metformin Karasik, A. et al., European Association for the Study of Diabetes, September 2006

JANUMET: Improvements in A1C with Initial Co-Administration of MK-0431 and Metformin T T T T T *Placebo-subtracted LS mean change from baseline at Week 24 Sitagliptin 100 mg QD Metformin 500 mg BID Metformin 1000 mg BID Sitagliptin 50 mg + Metformin 1000 mg BID Sitagliptin 50 mg + Metformin 500 mg BID -2.5 -2 -1.5 -1 -0.5 0 -0.8 -1.0 -1.3 -1.6 -2.1 A1C (%)* Mean Baseline A1C = 8.8% (n=1091) Monotherapy Combination therapy Aschner, P. et al., European Association for the Study of Diabetes, September 2006

MK-0517: Intravenous Administration Complements Oral EMEND Therapy MK-0517 FDA action on chemotherapy-induced nausea and vomiting anticipated 2Q07 2003 Jan-2006 July-2006 EMEND (Oral) Chemotherapy Induced Nausea & Vomiting (CINV) Highly Emetogenic EMEND (Oral) Post-Operative Nausea & Vomiting MK-0517 (IV) FDA action for CINV Anticipated 2Q07 EMEND (Oral) Chemotherapy Induced Nausea & Vomiting (CINV) Moderately Emetogenic 2007

ARCOXIA: Selective Cox-2 Inhibitor Response to FDA Approvable Letter for ARCOXIA disclosed November, 2006 Included results of Multinational Etoricoxib and Diclofenac Arthritis Long-Term (MEDAL) Program ARCOXIA demonstrated similar rates of confirmed thrombotic cardiovascular events compared to diclofenac Initially, seeking approval for the treatment of osteoarthritis FDA response anticipated April, 2007 ARCOXIA is currently available in >60 countries in Europe, Latin America, Middle East/Northern Africa, and the Asia-Pacific region

ARCOXIA: Multinational Etoricoxib and Diclofenac Arthritis Long-Term (MEDAL) Program Cumulative Incidence of Confirmed Thrombotic Cardiovascular Events Laine, L. et al., American College of Rheumatology/Association of Rheumatology Health Professionals, November 2006 Cumulative Incidence (%) with 95% CI 0 1 2 3 4 5 6 7 Months 0 6 12 18 24 30 36 42 ARCOXIA Diclofenac

Merck's Late-Stage Development Pipeline December 12, 2006 MK-0518 HIV GABOXADOL Insomnia MK-0524A Atherosclerosis ROTATEQ Infant Gastroenteritis ZOSTAVAX Shingles GARDASIL Cervical Cancer ZOLINZA Cancer, CTCL JANUVIA (MK-0431) Diabetes JANUMET (MK-0431A) Diabetes MK-0517 CINV ARCOXIA Arthritis (Response to Approvable) MK-0524B Atherosclerosis MK-0364 Obesity MK-0974* Migraine MK-0822* Osteoporosis 2006 Approvals 2006 Under Review 2007 Phase III 2007 Anticipated Filings * Anticipated

MK-0518: A Novel, First-in-Class Treatment for HIV-1 Infection MK-0518 is an inhibitor of the HIV integrase enzyme Necessary for integration of the virus's genetic information into the host cell Results of Clinical Studies: Potent antiretroviral activity demonstrated in treatment-naive and treatment- experienced patient populations with BID dosing No significant changes in serum lipids at week 24 MK-0518 was generally safe and well-tolerated Currently in Phase III clinical trials Expanded access program initiated 3Q06 Anticipated NDA filing 2Q07 Fast Track designation for treatment-experienced indication Phase III program in treatment-naive patients underway

MK-0518 (HIV Integrase Inhibitor) Rapid Antiretroviral Activity in Treatment-Naive Patients Markowitz, M. et al., XVIth International AIDS Conference, August 2006 *p < 0.001 for MK-0518 at each dose versus efavirenz 0 2 4 8 12 16 24 Week 0 20 40 60 80 100 Percent of Patients with HIV RNA <50 copies/mL * * MK-0518 400 mg Efavirenz

MK-0518: Potent Antiretroviral Activity in Treatment-Experienced Patients Grinsztejn, B. et al., Interscience Conference on Antimicrobial Agents and Chemotherapy, September 2006 0 2 4 8 12 16 Week of Treatment 0 20 40 60 80 100 Percent of Patients with HIV RNA <50 Copies/mL MK-0518 400 mg + OBT Optimized Background Therapy (OBT) Alone

MK-0518: No Significant Changes in Serum Lipids at Week 24 in Treatment-Naive Patients *p<0.05 for comparison to Efavirenz MK-0518 400 mg Change from Baseline Change from Baseline Week * 0 12 24 -2 0 2 4 6 8 10 Serum HDL-C (mg/dL) Teppler, H. et al., Interscience Conference on Antimicrobial Agents and Chemotherapy, September 2006 -20 -10 0 10 20 30 Serum Cholesterol (mg/dL) * Week 0 12 24 -20 -10 0 10 20 Serum LDL-C (mg/dL) * -100 -50 0 50 100 Serum Triglyceride (mg/dL) *

Gaboxadol: A New Mechanism for the Treatment of Insomnia Gaboxadol is a first-in-class SEGA (selective extra-synaptic GABA-A agonist) treatment for insomnia Binds to GABA-A receptors containing d subunits, which are highly expressed in brain areas regulating sleep (e.g., thalamus) Does not interact with the benzodiazepine binding site Gaboxadol is likely to be scheduled Results of Clinical Studies: Improved sleep quality Increased slow-wave sleep without suppressing REM sleep Gaboxadol was generally safe and well-tolerated Joint Lundbeck/Merck Phase III development program ongoing Phase III clinical data to be submitted to the American Psychiatric Association (May, 2007) and Associated Professional Sleep Societies (June, 2007) Anticipated NDA filing mid-2007 H. Lundbeck A/S Alliance

HDL-C (mg/dL) Relative CHD Risk after 4 Years Source: Framingham Heart Study Lipid Management Beyond LDL-C Low HDL-C and Increased CHD Risk 100 160 220 85 0.3 0.4 0.55 65 0.4 0.65 0.9 45 0.65 1 1.6 25 1.3 1.6 2.7 LDL-C (mg/dL) There is a significant unmet medical need for reducing the risk of cardiovascular events. NCEP, ISA and ESC guidelines identify patients with low HDL-C as at increased CHD risk Roughly 50 million Americans have low HDL-C (25% of adults)

MK-0524A & MK-0524B: A Novel Approach to Lipid Management with Proven Outcomes MK-0524A Merck's extended-release niacin combined with a novel flushing pathway inhibitor Target 2 gram dose of niacin routinely available Proven cardiovascular benefits associated with niacin treatment Early outcome study demonstrated benefit in heart disease1 Atherosclerosis studies indicated vascular improvement2,3 In 8-week Phase II study, HDL-C increase of 20-25% and triglyceride decrease of 25-30% achieved Anticipated to be used with any statin Clinical data to be submitted to American Heart Association (November, 2007) Anticipated NDA filing - 2007 MK-0524B Simvastatin combined with MK-0524A Phase III program ongoing Anticipated NDA filing - 2008 1Canner P.L. et al. JACC 1986, 8 (6):1245-55 2 Brown B.G. et al. NEJM 2001, 345:1583-1592 3 Taylor A.J. et al. Circulation 2004, 110 (23):3512-3517

MK-0524 Co-Administered with Extended Release Niacin (n = 412) Lipid Modifying Efficacy Retained with MK-0524 Co-Administration 1mean percentage of days moderate or greater flushing Percentage of Days with Moderate or Greater Flushing Reduced with MK-0524 Co-Administration Placebo Extended Release Niacin Extended Release Niacin + MK-0524 Extended Release Niacin 2 g 0 1 2 3 4 5 6 7 8 Study Week Extended Release Niacin 1 g 0 20 40 60 80 100 Mean (SE) Percentage of Days During which GFSS >41 Percent Change from Baseline 30 25 20 15 10 5 0 -5 -10 -15 -20 -25 -30 -35 HDL-C LDL-C Triglycerides Placebo Extended Release Niacin Extended Release Niacin + MK-0524 Paolini, J. et al, American Heart Association, November 2006

MK-0524A & MK-0524B: Cardiovascular Surrogate Endpoint Study & Outcomes Study

Study	Partner	*n*	Duration	Objective	Study Start
ACHIEVE Carotid IMT study	MedPace/ ImagePace	900	2 years	Assess the effect of MK-524A + any statin on carotid intima media thickness	3Q06
HPS2-THRIVE Clinical Outcome Study	Oxford Clinical Trial Study Unit	20,000	4 years	Assess the effect of MK-524A and simvastatin (40 mg) on clinical outcomes in high risk patients	1Q07

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MK-0364: A New Treatment for Obesity MK-0364 is a highly selective cannabinoid-1 (CB-1) receptor inverse agonist Results of Early Clinical Studies MK-0364 demonstrated significant weight-loss efficacy versus placebo MK-0364 was generally safe and well-tolerated As reported with another CB-1 receptor inverse agonist, some psychiatric adverse experiences have been observed Focused Phase III program initiated 4Q06 Anticipated NDA filing: 2008

MK-0974: A New Mechanism for the Treatment of Migraine MK-0974 is a potent antagonist of the calcitonin gene related peptide (CGRP) receptor CGRP, a neuropeptide, is released during migraine attacks Migraine attacks successfully treated when CGRP release is blocked CGRP receptor antagonists inhibit the transmission of pain signals in the brainstem Results of Early Clinical Studies Potential for sustained pain-free efficacy (2 - 24 hours) Potential for differentiated cardiovascular safety profile versus triptans MK-0974 was generally safe and well-tolerated Clinical data to be submitted to American Headache Society and International Headache Society meetings (June, 2007) Anticipate Phase III program initiating 1Q07 Anticipated NDA Filing: 2009

MK-0822: A New Mechanism for the Treatment of Osteoporosis MK-0822 is an inhibitor of Cathepsin K Cathepsin K is a cysteine protease responsible for bone matrix degradation Inhibition of Cathepsin K decreases bone resorption Results of Early Clinical Studies Potential for efficacy comparable to bisphosphonates Potential for weekly dosing of MK-0822 with or without food No unique dosing requirements MK-0822 was generally safe and well-tolerated Anticipate initiating Phase III program mid-2007 Anticipated NDA filing 2011

Merck's Late-Stage Development Pipeline December 12, 2006 MK-0518 HIV GABOXADOL Insomnia MK-0524A Atherosclerosis ROTATEQ Infant Gastroenteritis ZOSTAVAX Shingles GARDASIL Cervical Cancer ZOLINZA Cancer, CTCL JANUVIA (MK-0431) Diabetes JANUMET (MK-0431A) Diabetes MK-0517 CINV ARCOXIA Arthritis (Response to Approvable) MK-0524B Atherosclerosis MK-0364 Obesity MK-0974* Migraine MK-0822* Osteoporosis 2006 Approvals 2006 Under Review 2007 Phase III 2007 Anticipated Filings * Anticipated

MK-0859: CETP Inhibitor for the Treatment of Atherosclerosis MK-0859 is an inhibitor of the cholesteryl ester transfer protein (CETP) Transfers cholesteryl esters between lipoproteins Eight-week Phase IIb trial completed No serious CV adverse experiences on MK-0859 observed Product Development Criteria: Increase HDL-C by > 50% Reduce LDL-C by > 20% Effect on blood pressure similar to placebo

MK-0457 (VX-680): A Novel Inhibitor of Aurora Kinase MK-0457 is a competitive small molecule kinase inhibitor Inhibits aurora kinase A/B/C; FLT3; BCR-ABL; JAK2 Initial Phase I studies demonstrate clinical activity Chronic myeloid leukemia and acute lymphocytic leukemia in patients with BCR-ABL T315I resistance mutation Myeloproliferative diseases with refractory JAK-2 V617F activating mutation Currently in Phase I/II for solid tumors and relapsed/refractory leukemia Phase II study in patients with BCR-ABL T315I resistance mutation planned in early 2007 Giles, F. et al., American Society of Hematology, December, 2006 Giles, F. et al., Blood 2007, 109

Key Late Stage Development Highlights Five FDA approvals in 2006 Three 2006 submissions under FDA review Anticipate three submissions in 2007 Two additional programs currently in phase III Anticipate two additional phase III programs by mid-2007

Outline Late Stage Pipeline Review Merck Research: Improving Drug Discovery Focusing on Nine Priority Disease Areas Alzheimer's Disease, Atherosclerosis, Cardiovascular, Diabetes, Novel Vaccines, Obesity, Oncology (Targeted Therapies), Pain, Sleep Disorders Pipeline Overview

Merck Research: Improving Drug Discovery Building Merck's Scientific Strength Industrializing Research Technologies Increasing the Probability of Success and Increasing Productivity Enhancing a Partnership Focus Leveraging Targeted Acquisitions

Building Merck's Scientific Strength 2006: Key MRL Franchise Head Recruits Dr. Alan Ezekowitz Senior Vice President, Head of Respiratory, Endocrine, and Inflammation Previously Charles Wilder Professor of Pediatrics at Harvard Medical School, and Chief of Pediatric Services at Massachusetts General Hospital Dr. Luciano Rossetti Senior Vice President, Head of Diabetes & Obesity Previously Judy & Alfred Rosenberg Chair in Diabetes Research, and Professor of Medicine and Molecular Pharmacology at Albert Einstein College of Medicine 2006: Key MRL Vice President Appointments Two recruited from industry Two recruited from academia Three internal promotions

Merck Research: Improving Drug Discovery Building Merck's Scientific Strength Industrializing Research Technologies Ultra High Throughput Screening RNA interference target discovery Increasing the Probability of Success and Increasing Productivity Enhancing a Partnership Focus Leveraging Targeted Acquisitions

Industrializing Research Technologies: Ultra High Throughput Screening of Chemical Libraries Assay Cost per well 2001 2002 2003 2004 2005 2006 Decreasing Cost through Assay Miniaturization and Efficiencies On-line 2.2 million compound storage Robotics system dedicated to complex 1536-well plate assays > 60 million assay results per year 2001 reference: < 8 million assay results

Incorporating Scientific Breakthroughs and New Technologies Into Drug Discovery RNA interference (RNAi) is used to regulate gene expression in cells Merck is integrating advances in genomic research into our drug discovery processes Example: Automated, genome scale, high-throughput RNAi screening for drug target discovery The Nobel Prize in Physiology or Medicine 2006 "for their discovery of RNA interference - gene silencing by double-stranded RNA"1 Andrew Z. Fire Craig C. Mello 1http://nobelprize.org/nobel_prizes/medicine/laureates/2006/

Fully Automated RNAi High Throughput Screening: RNAi Pools for >22,000 Human Genes 2005 - 2006 > 600,000 RNAi wells screened per year

Genome-Scale, High Throughput RNAi Screening Identifies Novel Alzheimer's Disease Drug Targets Ab42EV (% NS Control) 0 0 sAPPa (% NS Control) 50 100 150 200 100 200 300 400 500 600 700 800 Ab42EV <50% sAPP?=89% PSENEN LRRTM3 BACE1 NCSTN PSEN2 Majercak, J. et al., PNAS 2006, 103, 17967-17972 Stone, D. et al., International Conference on Alzheimer's Disease and Related Disorders, July 2006

Merck Research: Improving Drug Discovery Building Merck's Scientific Strength Industrializing Research Technologies Increasing the Probability of Success and Increasing Productivity Enhancing a Partnership Focus Leveraging Targeted Acquisitions

Increasing the Probability of Success: An Early Development Mindset Develop Franchise-Based Strategy Develop Disease & Target Proof-of-Concept Tools Discover & Develop a Lead Compound POCM Path [proof-of-concept-molecule] Limited pre-investment Examples: Monoclonal antibody - Intravenous compound Poor pharmacokinetics Limited patent life PCC Path [pre-clinical-candidate] - Preclinical studies Phase I studies - Phase IIa trial Go / No-Go Phase IIb External Collaboration Opportunities Disease Biomarkers Experimental Medicine

Example: Developing Disease and Proof of Concept (POC) Tools for Atherosclerosis Through Studies of Plaque Atherosclerosis is a chronic and progressive disease Validation of new therapies requires large, long-term clinical outcomes trials Approach: Obtain plaque from legs of patients with peripheral arterial disease Obtain plaque post-dosing with a drug candidate or placebo Study effects on plaque biomarkers Cells, proteins, lipids, RNA expression Substantial investment in genomics Anticipated benefits: Prioritization of drug targets prior to phase II trials Development of blood biomarkers and imaging tools Identification of plaque subtypes to optimize drug therapies

Access to Atherosclerotic Plaque Excised by the FoxHollow SilverHawk(tm)

Example of Disease Biomarker Discovery: Atherosclerotic Plaque Excised From Diabetic Patients is Enriched in Inflammatory Genes Gene signatures in atherosclerotic plaque Upregulated genes are significantly enriched for immune cell activation processes (p <10-17) Non-Diabetic Non-Diabetic Diabetic Diabetic Pool type 2 Pool type 1 Up regulation Down regulation Up regulation Down regulation

1CMR International, 2001- 2005 (Major Company Median Comparison) June 2006 Typical Timeline for Early Development1 Accelerating Early Development Timelines: First in Man to First Pivotal Dose FIM to 1st Pivotal Dose (years) Merck Timelines for Recent Early Development Programs (average) 3.7 years Phase I Phase II Phase I Phase II 2.5 years MK-0431 (JANUVIA): Diabetes MK-0524A: Atherosclerosis MK-0518: HIV MK-0364: Obesity MK-0974: Migraine MK-0822: Osteoporosis

3 month reduction 2005-2006: Anticipated Cycle Time Reductions 2006-2007: Anticipated 2 months reduction in Development Processes 2005 Annual Business Briefing: Late Development Cycle Time Reduction Goals 4 month reduction Protocol Approval Last Patient In Last Patient Out WMA 2005-2007 Total Anticipated Cycle Time Acceleration: 9 Months 20% increase in throughput without increasing operational costs Continuous improvement productivity gains anticipated

1 2003-2004 baseline 2 2005-2006 cycle times 3 month reduction 2005-2006: Anticipated Cycle Time Reductions 4 month reduction Protocol Approval Last Patient In Last Patient Out WMA 2006 Annual Business Briefing: Late Development Cycle Time Reduction Results Phase IIb 2 month Phase III 2 month Phase IIb 4.2 month Phase III 3.5 month LPO-WMA 3 month LPO-WMA 3 month 2005 Goal: 7 month cycle time reduction1 2006 Results: 10.7 month cycle time reduction2

Merck Research: Improving Drug Discovery Building Merck's Scientific Strength Industrializing Research Technologies Increasing the Probability of Success and Increasing Productivity Enhancing a Partnership Focus Leveraging Targeted Acquisitions

Enhancing a Partnership Focus Alliances with external partners are an integral and essential part of our long-term business and research strategy Our goal is simply to pursue the best scientific programs from both internal research and external collaborations Continually evaluate potential opportunities Early through late stage product opportunities Coordinated approach, across entire Company

Merck's Licensing Strategy Committed to ensuring a strong internal research capability Leverage this capability by identifying the best external opportunities Openly collaborate with the best partners 2006 > 5,500 Interactions > 1000 Opportunities reviewed > 450 Confidentiality agreement 35 Key Acquisitions & Alliances Signed

2006: Selected Licensing and External Research Agreements

Acquisitions	Development Candidates	Technology & Academic Collaborations
ABMAXIS ANTIBODY	**NEUROMED** PAIN	**FOXHOLLOW** EXPANDED SCOPE
GLYCOFI YEAST TECHNOLOGY	**AMBRILIA** HIV PROTEASE INHIBITOR	**GLADSTONE** APOLIPOPROTEIN E
Sirna Therapeutics* RNAi	**IDERA** IMMUNOMODULATORS	**HARVARD** VISUAL CYCLE INHIBITORS
* pending		

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Merck Research: Improving Drug Discovery Building Merck's Scientific Strength Industrializing Research Technologies Increasing the Probability of Success and Increasing Productivity Enhancing a Partnership Focus Leveraging Targeted Acquisitions

October, 2006: Merck Announces Intent to Acquire Sirna Therapeutics, Inc. Sirna Therapeutics, Inc. RNAi-based therapeutics selectively catalyze the destruction of the RNA transcribed from an individual gene Sirna is the first company to enter human clinical trials with an optimized siRNA and demonstrate biological activity of an siRNA in humans The potential acquisition of Sirna complements Merck's internal research capabilities in genomics

GlycoFi, Inc.: Acquired by Merck in June, 2006 Novel yeast-based technology and proprietary, genetically modified Pichia strains Production of proteins (monoclonal antibodies, protein therapeutics and vaccines) with selected and specific human glycosylation forms Enables identification and selection of the most effective glycoform for development of a therapeutic (e.g., ADCC, pharmacokinetics) Increased speed from target selection to human clinical trials Decreased cycle time and cost for development and manufacturing

Hamilton, S. et al., Science 2006, 313, 1441-1443 GlycoFi: Characterization of Different Glycoforms of Recombinant Erythropoietin 0 50 Wild-type Yeast Strain 10 100 150 200 250 300 350 400 15 20 25 30 35 40 45 50 55 60 65 Intensity (mV) Wild-type Genetically Engineered Day 8 Day 15 Day 8 Day 15 Change in Hematocrit (%) 0 -5 -10 5 10 15 20 25 30 45 135 405 Dosage (mg/kg) 10 Genetically Engineered Strain 0 200 400 600 800 15 20 25 30 35 40 45 50 55 60 65 Intensity (mV) Retention Time (min)

Abmaxis, Inc.: Acquired by Merck in May, 2006 Novel structure-based antibody library design capabilities Proprietary adapter-display technology that enables generation of phage display libraries based on the expression of two distinct gene products Post-translational assembly to form protein complexes displayed on the phage surface Provides unique technology platform and associated IP to identify and develop novel antibody therapeutics Together with GlycoFi, these technologies provide Merck with lead generation through manufacturing capabilities

Outline Late Stage Pipeline Review Merck Research: Improving Drug Discovery Pipeline Overview

R&D Pipeline Discussion Phase III Specific compounds Phase I and II The most advanced compound with a specific mechanism in a given therapeutic area Not included: Back-up compounds, regardless of their phase of development Additional indications in the same therapeutic area Additional claims for in-line products, line extensions, or formulations

Merck Pipeline – December 2002

Phase I	Phase II	Phase III	2002 Approvals
Cancer, c-4618	Anxiety, c-2138	Atherosclerosis, VYTORIN	Atherosclerosis ZETIA
Diabetes, c-1744	Obesity, c-2735	Cervical Cancer, HPV Vaccine	
Respiratory Disease, c-3885	Osteoporosis, c-8310	Depression, MK-0869	
Vaccines: HIV Vaccine	Pediatric Vaccine	Diabetes, MK-0767	
	Respiratory Disease, c-3255	Infant Gastroenteritis, RotaTeq	
		Pediatric Vaccine, PROQUAD	
		Shingles, Zoster Vaccine	

Under Review

CINV
EMEND

Licensed (Pipeline)

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Merck Pipeline – December 12, 2006

Phase I
- Alzheimer's Dis, MK-0952
- ➔ Atherosclerosis, MK-6213
- Cancer, MK-0429
- Cancer, MK-0731
- ➔ Cancer, MK-0646
- Cancer, MK-0752
- Cancer, MK-4721
- Cancer, V930
- Cardiovascular, MK-0448
- ➔ Cardiovascular, MK-8141
- Diabetes, MK-0941
- Diabetes, MK-0893
- ➔ Diabetes, MK-3887
- ➔ Endocrine, MK-0867
- Endocrine, MK-0974

Phase I
- Glaucoma, MK-0994
- ➔ Infect. Dis., MK-0608
- ➔ Infect. Dis., MK-7009
- ➔ Infect. Dis., MK-8122
- Infect. Dis., (S. aureus) V710
- Infect. Dis. (Flu) V512
- ➔ Infect. Dis., MK-2764
- Insomnia, MK-0454
- Osteoporosis, MK-0773
- Parkinson's Dis, MK-0657
- ➔ Psychiatric Dis., MK-2637
- Psychiatric Dis., MK-0249
- ➔ Psychiatric Dis., MK-5757

Phase II
- ➔ Alzheimer's Dis., MK-0249
- ➔ Arthritis, MK-0822
- Atherosclerosis, MK-0859
- ➔ Atherosclerosis, MK-0633
- ➔ Cancer, MK-0457
- ➔ Cancer, MK-0822
- ➔ Diabetes, MK-0533
- Endocrine, MK-0677
- HIV, V526
- HPV, V502*
- ➔ Hypertension, MK-0736
- Infect. Dis. (Pediatric) V419
- Migraine, MK-0974
- Osteoporosis, MK-0822
- Pain, MK-0759
- ➔ Pain, MK-6721
- ➔ Pain, MK-2295**
- ➔ Respiratory Dis., MK-0633
- Stroke, MK-0724
- Overactive Bladder MK-0634
- Overactive Bladder MK-0594

Phase III
- Athero., MK-0524B
- Athero., MK-0524A
- HIV, MK-0518
- Insomnia GABOXADOL
- ➔ Obesity, MK-0364

2006 Approvals
- ➔ Rotavirus Gastroenteritis ROTATEQ
- ➔ Shingles ZOSTAVAX
- ➔ HPV and related cervical cancer and genital warts GARDASIL*
- ➔ Diabetes JANUVIA
- ➔ Cancer CTCL ZOLINZA

Under Review
- ➔ CINV MK-0517
- ➔ Diabetes JANUMET
- ➔ Arthritis/Pain ARCOXIA

Licensed, alliance, or acquisition (Pipeline)
*Multiple Licenses, including CSL, Ltd.
** Proof-of-Concept Molecule

➔ ***Advanced since December, 2005***

MERCK

61

Summary Five product launches in 2006 and a robust late-stage pipeline Enhancing Merck's Research Building scientific strength Industrializing research technologies Implementing a comprehensive approach to early clinical development Enhancing a partnership focus Leveraging strategic acquisitions Continued acceleration of Early and Late Development and sustained increase in productivity without compromising high standards of scientific excellence Strong overall pipeline to support long-term growth

Questions and Answers

Global Human Health and Commercialization Peter Loescher President, Global Human Health

New Leadership Team Drives Fundamental Change New Leadership Team Drives Fundamental Change President - Merck Vaccines Chief Marketing Officer Merck Head Merck/Schering Plough JV Highly experienced global leadership team General Managers drive global franchise strategies Regional heads execute against global plan Greater accountability and customer focus New position or leader Incumbent Execution rigor, customer focus, speed of decision making

Marketing and Medical Services Functions Support One Global Organization Clear roles, responsibilities and decision rights NEW ORGANIZATIONAL STRUCTURE Support customer needs, maintain compliance STANDARD GLOBAL PROCESSES Performance metrics tied to driving behaviors ENABLING SYSTEMS Significantly improved efficiency and execution Lean/six sigma operating model

Global Franchise Alignment Drives Value and Customer Focus

Merck Research Labs

Target through IIb development

- Athero & CV
- Diabetes & Obesity
- Infectious Diseases
- Immunology, Respiratory, Bone & Endocrine
- Oncology
- Neuroscience & Ophthalmology

Global Human Health

Phase III - V development* | **Global marketing** | **Countries/ Regions**

- Athero & CV
- Diabetes & Obesity
- Merck Vaccines Division (MVD)
- Infectious Disease and Hospital Products
- Respiratory, Bone, Arthritis & Analgesia
- Oncology, specialty & new products

MERCK

* reports to Merck Research Labs

4

New Commercial Model

Industry Must Embrace New Ways of Engaging Physicians on Their Terms and Execute with Greater Productivity 1999 2000 2001 2002 2003 2004 2005 Details 5.8 6.3 6.5 7.2 9.4 11.1 11.2 1999 2000 2001 2002 2003 2004 2005 Details 5.8 6.3 6.5 7.2 9.4 11.1 11.2 $6.3 $6.5 $7.2 $9.4 $11.1 $11.2 100 reps 81 make it past reception On average, a call lasts 4.5 minutes 54 see the physician (27 drop samples and leave) < 25 quality, two way discussions Current Industry Model Source: Verispan promotional audits 4/21/2006 Source: ImpactRx SNL 2005

Leading the Way to New Commercial Model Increase expertise, focus and efficiency of reps Customize resources to physician practice and managed care environment Collaborate with health plans to enhance appropriate utilization and improve overall care Leverage ongoing initiatives with plans and physicians Reduced number of reps promoting same primary care brand by up to 50% Redeployed resources to support vaccine launches 2004 2006 Design Broadened engagement with scientific leaders Increased reliance on alternative channels Expanded e-detailing and web offerings Invested "to win" in HPV and diabetes markets Initiated productivity pilots globally Pilot Execute Decreased the number of reps for major in- line products by 1,500

Increase in U.S. Primary Care Sales Force Productivity Productivity pilots launched in 2005 Initial results showed 9% increase in calls Enhancements made in 2006 Days on territory increased 17% Annual calls per representative increased 20% Productivity gains allow us to reach more physicians with higher impact

Multi-Channel Marketing - Video Detailing Aggressive investment to tailor channels to customer Increased length of detail Specialist Primary Care Video 124 53 40 Specialist Primary Care Video East 4 4 10 Cost per detail Length of detail Decreased cost per detail Merck has developed state-of-the- art video services to interact with a large volume of physicians = traditional channel Tele or video-detailing to nearly 50,000 offices Minutes Source: Merck

Making Significant Progress in Promotional Spend Reduction Per Brand 2005 Base 2006 Estimate Field Force 177 169 Promotion 83 79 Promotion Field Force Reduction in U.S. primary care promotional spending -5% 15-20% less in the U.S. Better demonstration of value More targeted channels Different selling roles and configuration; more alternative channels ILLUSTRATIVE Historical spending mix per brand Payer Patient Physician promotion and direct selling Future spending mix per brand (~2010) Payer Patient Spending per brand Physician promotion and direct selling On track to deliver overall spend reduction by 2010

Applying New Commercial Model to Product Launches

GARDASIL Global Commercial Model to Maximize Success Develop advocacy support Support HPV vaccination recommendations Support national and state initiatives Provide access to underserved globally Educate target audience and ask them to inform social network ("Tell Someone") Motivate parents and young adult females to request GARDASIL Establish burden of disease and drive urgency to vaccinate across full cohort Create new vaccinators among OB-GYNs and PCPs Parent and Young Adult Female Motivation Expedite Global Approvals and Policy Recommendations Communicate value proposition Drive rapid coverage decisions Quick and Broad Public and Private Funding POLICY Strong Uptake Among Providers PAYERS PROVIDERS CONSUMERS

GARDASIL Unprecedented Achievements Unanimous ACIP recommendation within 3 weeks Broad vaccination endorsement by professional societies globally Supporting US state efforts to achieve high immunization rates Reimbursed by plans covering 94% of managed care lives States/cities covering 80% of public sector cohort have purchased GARDASIL under Vaccines for Children program Pursuing funding through international governments Accelerated approval in US, EU and 18 other markets for 9-26 year old cohort Broad indication for cervical cancer, genital warts, and related HPV diseases Strong opinion leader advocacy Widespread scientific presentations/publications of clinical evidence Educated providers through personal promotion and multi-channel marketing Strong initial support with pediatricians and OB-GYNS Achieved Broad and Comprehensive Global Approvals Supported Expedited and Broad Policy Recommendations Attained Quick and Broad Public and Private Funding Established Rapid and Strong Uptake Among Providers

GARDASIL Innovative and Effective Consumer Education Establishing link between HPV and cervical cancer "Make the Connection" "Tell Someone" Building awareness of availability of GARDASIL "One Less" Patient education in HCP offices and on-line Partnership marketing Pre-Campaign Post-Campaign East 0.05 0.5 Percent of targeted consumers identifying HPV as cause of cervical cancer Motivate Parents and Young Adult Females to Request GARDASIL

GARDASIL Capitalize on Lead to Market Expect launches in more than 65 markets by end of 2007 First and only HPV vaccine on market Proven cervical cancer protection Broadest cancer protection - cervical cancer, precancerous or dysplastic lesions, and genital warts caused by HPV types 6, 11, 16 and 18 Proven 4 years+ duration of protection and immune memory * Per capita GNI > $9,385 Launch into New Markets Expand into New Cohorts Maximize Competitive Differentiation

Achieved Strong Performance with 45% 3Q YTD Growth Across Vaccine Portfolio Launched in US, EU, 11 other markets Recommended by ACIP and reimbursed by plans covering >90% managed care lives 44% uptake in 12-23 month infants 29% growth in total varicella doses Launched in US and recommended by ACIP Reimbursed by plans covering >70% managed care lives All states implemented ACIP recommendation

Diabetes: An Emerging Worldwide Epidemic 1 Diabetes Atlas, 2nd Edition, International Diabetes Federation, 2003 2 IDF website: facts and figures Prevalence Worldwide prevalence of diabetes: 194 MM1 Expected to increase dramatically by 72% to 333 MM in 20251 Disease Burden Fourth leading cause of death by disease globally2 Leading cause of blindness and visual impairment in adults in developed countries2 Most common cause of amputation, people with diabetes are 15 to 40 times more likely to require a lower-limb amputation compared to the general population2 People with diabetes are two to four times more likely to develop cardiovascular disease than people without diabetes2 Accounts for between 2.5% and 15% of annual health budgets2

Top 7 countries: US, Japan, UK, Germany, France, Italy, Spain 1 Decision Resources 2 Diabetes Care 27:694-698, 2004 (current ADA guidelines of HbA1c goal <7%) There is a Significant Need for Effective and Well Tolerated New Therapies Top 7 Countries Type 2 Diabetes Prevalence1 48.8 MM Total # Diagnosed1 31.3 MM (64%) Total # Diagnosed and Not Treated1 4.7 MM (15%) Total # Diagnosed and Treated1 26.6 MM (85%) Total # Treated and Not At Goal2 16.8 MM (63%)

In the US There is a Significant Opportunity for New Therapies Initial Therapy1 Metformin Patients Needing Add-on Therapy1 55% MET 27% SU 18% TZD 5% Others 8% FDC A sizeable opportunity exists as initial therapy, even outside of metformin, and as add-on to metformin monotherapy instead of SUs and TZDs 50% SU 40% TZD 10% Others 1 IMS US LRx Database, (August 2006 Data month) 2 Decision Resources 2005 28% of patients require add-on therapy within one year2

Seek input and guidance on clinical development program Establish awareness of incretin science and sitagliptin through scientific exchange (ADA, EASD, IDF) Establish and build new incretin pathophysiology knowledge and relative value Advance diabetes treatment value proposition Educate consumers on diabetes and expand their role in managing diabetes Provide value-driven programs JANUVIA Global Commercial Model to Maximize Success Establish and build diabetes incretin pathophysiology awareness and knowledge Establish Merck as a leader by providing distinct education POLICY PAYERS PHYSICIANS CONSUMERS

Innovative Approach to Patient Education Exclusive partnership with Healthy Interactions in association with American Diabetes Association Transforming and improving diabetes education by incorporating Conversation Map(tm) technology Over 9,500 diabetes educators to be trained within the next 3 years "Conversation maps are one of the most important innovations in patient and physician education in a decade." - Karmeen Kulkarni, President, Health Care and Education of the ADA

Multiple medical education forums delivered by external faculty within 24 hours Webcast series two days post launch to more than 1,000 scientific leaders Satellite symposium broadcast to over 7,000 healthcare professionals JANUVIA Launch Unprecedented Achievements and Innovation Januvia.com live 1.5 hours post approval, over 60,000 hits within first 3 weeks Sales representatives trained on product, first details within 36 hours 70% of target physicians reached within first 8 days of promotion JANUVIA trade to first pharmacies within 8 days of approval Key Opinion Leaders Product Promotion Product Availability Managed Care Speed and execution rigor support strong early uptake 49 full clinical discussions within two weeks representing 188 million lives in all MC segments

Early Launch Data Shows Strong Interest in JANUVIA

OHA Market in Mexico – Weekly Rx



Rx PRODUCTOS
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
28th Aug - 2nd Sep
4th - 9th Sep
11th - 16th Sep
18th - 23th Sep
25th - 30th Sep
2nd - 7th Oct
9th - 14th Oct
16th - 21th Oct
23th - 28th Oct
30th Oct - 4th Nov
6th - 11th Nov
13th - 18th Nov
4.13%
AMARYL
AVANDAMET
AVANDIA
BI EUGLUCON
EUGLUCON
GLUCOPHAGE
ZACTOS
JANUVIA

Source: IMS NPA

JANUVIA overtook AVANDAMET at week six

Source: INNOVEX Weekly

MERCK

23

SINGULAIR #1 Prescribed Product in the U.S. Respiratory Market; Merck # 2 Respiratory Company in World Strong U.S. performance in asthma and allergic rhinitis Share and category growth Updated global guidelines recognize that SINGULAIR now has more prominent role as a controller treatment in asthma Recommended as one of only two options for routine use as initial controller treatment for asthma and as add-on treatment at steps thereafter RESPIRATORY MARKET - WEEKLY TRX SHARE (Source: IMS Health, NPA Weekly) 1/7/2006 1/28/2006 2/18/2006 3/11/2006 4/1/2006 4/22/2006 5/13/2006 6/3/2006 6/24/2006 7/15/2006 8/5/2006 8/26/2006 9/16/2006 10/7/2006 10/28/2006 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% TRx Share ADVAIR TOTAL FEXOFENADINE HCL FLUTICASONE PROP NASAL SPRAY NASONEX SINGULAIR(r) ZYRTEC

Key growth driver for Merck Strong relationship with Schering-Plough - working together to grow/expand business Take share from Lipitor Grow faster than Crestor Establish add-on with ZETIA/EZETROL as superior to titration with statins Complete and promote results of endpoint studies Merck/Schering-Plough Joint Venture Source: IMS NPA TRx Market Share for Selected Statins and MSP Products 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% Jan- 05 Feb- 05 Mar- 05 Apr- 05 May- 05 Jun- 05 Jul- 05 Aug- 05 Sep- 05 Oct- 05 Nov- 05 Dec- 05 Jan- 06 Feb- 06 Mar- 06 Apr- 06 May- 06 Jun- 06 Jul- 06 Aug- 06 Sep- 06 Oct- 06 TRx Share of Lipid Lowering Market Lipitor Crestor Total simvastatin Generic simvastatin VYTORIN ZETIA MSP JV 33.4% 16.9% 13.7% 8.9% 6.9% 6.7% 15.8%

Maximizing Launch Opportunities 2006 2007* ROTATEQ Rotavirus Vaccine ZOSTAVAX Shingles Vaccine GARDASIL HPV Vaccine JANUVIA Diabetes ZOLINZA CTCL PREMINENT (Hyzaar - Japan) Anti-hypertension JANUMET Diabetes ARCOXIA (US) Osteoarthritis EMEND IV CINV MK-0518 HIV * If approved

2006 2010 East 5.06 7.15 US 3.22 3.9 0.92 1.95 MK-0518 Market Opportunity HIV represents significant unmet medical need and commercial opportunity in the developed world HIV+ population leading longer, more productive lives - increasing target market Large treatment experienced population Significant treatment failures with existing therapies Constant need for improvements over existing therapies due to toxicities and resistance Increased uptake of existing brands and new classes; expanding treatment guidelines Global Antiretroviral Market $ Billions Source: Evaluate Pharma Developing World Developed World ex-US US

Summary New leadership team drives global execution Maximize significant growth opportunities with launch products Maintain momentum in existing products such as VYTORIN/ZETIA franchise and SINGULAIR Maintain tight control of cost base with relentless focus on productivity - deploy lean/six sigma

Questions and Answers

Financial Overview Judy C. Lewent Executive Vice President and Chief Financial Officer

Focused on Shareholder Returns New business model structured to drive top line and double-digit bottom line growth by 2010, excluding one time items Savings from cost management are reinvested to accelerate expanded pipeline productivity and new launches, and to contribute to Earnings Per Share (EPS) growth Growth profile may be further enhanced by potential focused acquisitions and future partnership activity Financial stewardship to maintain dividend and opportunity for share repurchases, supporting total shareholder returns Principles

2006 and 2007 Performance 2006 Results Expected to be In-Line with Guidance: Merck anticipates 2006 EPS of $2.48 to $2.52* Merck anticipates reported 2006 EPS of $2.18 to $2.25** 2007 Guidance Merck anticipates 2007 EPS of $2.51 to $2.59* Merck anticipates reported 2007 EPS of $2.36 to $2.49** * Excludes restructuring costs, the establishment of any reserves for any potential liability relating to the VIOXX litigation and does not include the impact of any potential acquired research expense relating to the anticipated Sirna Therapeutics acquisition. ** Includes restructuring costs. Excludes the establishment of any reserves for any potential liability relating to the VIOXX litigation and does not include the impact of any potential acquired research expense relating to the anticipated Sirna Therapeutics acquisition.

* 2005 total of $24.8 billion includes Merck sales of $22.0 billion plus $2.8 billion representing 50% of all JV revenue (Merck/Schering-Plough, Merial, Sanofi-Pasteur MSD, Johnson & Johnson ° Merck) New and In-Line Pharmaceutical Products and Vaccines Drive Revenue Growth 4 to 6% CAGR* 2005 to 2010 2005* 2010 Other New Products New Vaccines In-line Products and 50% of all JVs Patent Expiry Products

$3.8 Bn 2005 $600 - 800 million in R&D Savings Investing in LT Growth for expanded pipeline opportunities 2010 Mid-single digit CAGR Projected Research Expense: Year-to-Year Comparison 2005 vs. 2010 R&D guidance does not include the impact of any potential acquired research expense relating to the anticipated Sirna Therapeutics acquisition. Mid Single-Digit Compound Annual Growth in R&D Expense 2005 to 2010 Reflects Anticipated Benefits of Savings Initiatives and Opportunity to Invest in Growing Pipeline

Marketing and Administrative Savings Reinvested to Support New Product Opportunities Success of new commercial model allows: Resources to be reinvested directly into marketing of our expanded product portfolio Ability to capitalize on marketplace opportunities Maintain focus on tight cost control across all areas of the business On track to generate cumulative savings of $1.9 to $2.2 billion from new initiatives from 2006 through 2010 Marketing & Administrative expense flat in 2010 relative to 2006* *2006 Marketing and Administrative Expense excludes impact of VIOXX legal defense reserve

Successful Cost Management Provides Opportunity to Fully Support New Launches While Keeping 2010 Expense Flat Relative to 2006* *2006 Marketing and Administrative Expense excludes impact of VIOXX legal defense reserve 2006* 2010 Other New Products New Vaccines In-line Products Patent Expiry Products General and Selling Administrative Expense

Anticipate Double-Digit Compound Annual Earnings Per Share Growth By 2010 Relative to 2005 Base* Revenue (including 50% of all JV revenue) expected to grow by 4 to 6% CAGR from 2005 to 2010 Anticipate ongoing initiatives will generate cumulative manufacturing, marketing, administrative and research savings of $4.5 to $5.0 billion through 2010 Anticipate double-digit compound annual EPS growth by 2010, relative to 2005 base of $2.53*, based on projected: Gross margins of 77 to78% restored after 2008 Compound annual R&D expense growth of mid single-digits over the period 2005 to 2010 Marketing and Administrative expense flat in 2010 relative to 2006** * Excludes restructuring costs, net tax charges, any one time gains associated with the Astra-Zeneca partnership and the establishment of any reserves for any potential liability relating to the VIOXX litigation. 2005 reported EPS was $2.10. **2006 Marketing and Administrative Expense excludes impact of VIOXX legal defense reserve

Merck Is Focused on Cash Flow to Enhance Total Shareholder Returns Savings on capital expenditures from 2005 to 2008 of $1.4 billion; $100 million in additional savings versus prior expectations 2007 capital expenditures estimated at $1.2 billion Savings from ongoing initiatives to be reinvested in our expanded pipeline and marketplace opportunities for new products, and to contribute to EPS growth Growth can be supplemented by focused acquisitions and increased partnership activity Strong cash flows reinforce Merck's commitment to maintenance of the dividend, at the current level, and provide opportunity for share repurchases